SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: August 10, 1999
(Date of earliest event reported)



                           DVI Receivables Corp., VIII
             (Exact name of registrant as specified in its charter)


Delaware                            333-74901                       25-1824148
--------                            ---------                       ----------
(State or Other Juris-             (Commission                (I.R.S. Employer
diction of Incorporation)          File Number)             Identification No.)


                     500 Hyde Park, Doylestown, Pennsylvania               18901
                     ---------------------------------------               -----
                     (Address of Principal Executive Office)          (Zip Code)


        Registrant's telephone number, including area code:(215) 345-6600
                                                            -------------








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Item 5.  Other Events.
         ------------

         The registrant has entered into the material agreements exhibited below.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits

               1.1 Underwriting Agreement, dated as of July 21, 1999, by and among Prudential Securities Incorporated, Lehman Brothers Inc., DVI Receivables Corp. VIII, DVI Receivables VIII, L.L.C. and DVI Financial Services Inc.

               3.1 Amended and Restated Certificate of Incorporation of DVI Receivables Corp. VIII.

               4.1 Amended and Restated Indenture, dated as of December 1, 1998 between DVI Receivables VIII, L.L.C., as Issuer, and U.S. Bank Trust National Association, as Indenture Trustee, and Appendix A thereto.

               4.2 Amended and Restated Limited Liability Company Operating Agreement, dated as of December 1, 1999, by and between DVI Receivables Corp. VIII and DVI Receivables VIII, L.L.C.

               4.3 Amended and Restated Contribution and Servicing Agreement, dated as of December 1, 1998, between DVI Financial Services Inc., as Contributor, and DVI Receivables Corp. VIII, as Transferor.

               4.4 Amended and Restated Subsequent Contract Transfer Agreement, dated as of December 1, 1998 between DVI Receivables Corp. VIII and DVI Receivables VIII, L.L.C.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                        DVI RECEIVABLES CORP. VIII

                                        By:
                                           ------------------------------
                                        Name:      Steven R. Garfinkel
                                        Title:     Vice President




Dated: August 10, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                        DVI RECEIVABLES CORP.VIII

                                        By:        /s/ Steven R. Garfinkel
                                                   -----------------------
                                        Name:      Steven R. Garfinkel
                                        Title:     Vice President




Dated: August 10, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                        DVI RECEIVABLES CORP. VIII

                                        By:        /s/ Steven R. Garfinkel
                                                   -----------------------
                                        Name:      Steven R. Garfinkel
                                        Title:     Vice President




Dated: August 10, 1999